Exhibit 99.1

1 CORPORATE PRESENTATION Q1 2025

2 Disclaimers Forward - Looking Statements This presentation (“Presentation”) contains certain forward - looking statements within the meaning of the federal securities laws , including the products and services offered by Abpro Holdings, Inc. (“ Abpro ”) and the markets in which it operates and Abpro’s projected future results. These forward - looking statements generally are identified by the words “believe”, “project”, “expect” , “anticipate”, “estimate”, “intend”, “strategy”, “future”, “opportunity”, “plan”, “may”, “should”, “will”, “would”, “will be”, “will continue”, “will likely result” and similar expressions. Forward - looking statements are predic tions, projections and other statements about future events that are based on current expectations and assumptions, and as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially f rom the forward - looking statements in this Presentation, including but not limited to: ( i ) the ability to implement business plans, forecasts and other expectations, and to identify and realize additional opportunities; (ii) the enforceabili ty of Abpro’s intellectual property rights, including its copyrights, patents, trademarks and trade secrets and the potential infringement on the intellectual property rights of others; (iii) risks related to Abpro’s ability to achieve and maintain profitability and generate cash; (iv) the potential inability of Abpro to manage growth effectively; (v) Abpro’s dependence on senior management and other key employees; (vi) risks related to general economic conditions, including demand, in terest rates, inflation, supply chains and the effect of the conflicts in Ukraine and the Middle East; (vii) cyberattacks on Abpro’s information technology systems; (viii) the ability to attract and retain staff with the skills and expertise needed; (ix) inc re ases in the cost of labor and research and development; (x) the effects of natural disasters, adverse weather conditions or public health crises; geopolitical, economic and climate - or weather - related risks in regions with a significant concentration of Abpro’s operations; (xi) the inability to successfully bring Abpro’s products to market (including obtaining regulatory approval); and (xii) the early termination of any of Abpro’s existing agreements to develop its products; (xiii) the acceptance and efficacy of Abpro’s products; (xiv) damage to Abpro’s reputation through the actions or inactions of third parties or investigative or legal actions. The foregoing list of factors is not exh aus tive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Abpro’s Registration Statement on Form S - 1 filed on December 23, 2024 (as amended), and the other documents filed by Abpro from time to time with the U.S. Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ mat eri ally from those contained in the forward - looking statements. Forward - looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward - looking statements and Abpro assumes no obligation and does not intend to update or revise these forward - looking statements, whether as a result of new information, future events, or otherwise. Abpro gives no assurance that it will achieve its expectations. Industry and Market Data This presentation has been prepared by Abpro and includes market data and other statistical information from sources believed by Abpro to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on the good faith estimates of Abpro , which in each case are derived from its review of internal sources as well as the independent sources described above. Alth oug h Abpro believes these sources are reliable, Abpro has not independently verified the information and cannot guarantee its accuracy and completeness. No Offer or Solicitation This Presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall ther e b e any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made exc ept by means of a prospectus meeting the requirements of the U.S. Securities Act of 1933, as amended. Trademarks Solely for convenience, the trademarks, trade names and service marks may appear in this presentation without the ® and symbols, but any such references are not intended to indicate, in any way, that we forgo or will not assert, to the fullest extent under applicable law, our rights or the rights of the applicable licensors to these trademarks, trade names an d s ervice marks. All trademarks, trade names and service marks appearing in this presentation are the property of their respective owners.

Investment Highlights

abpro 3

Differentiated Platform

Rapid discovery, design and optimization

- Discovery: DiversImmune®
- Engineering: MultiMab™

Robust Pipeline

Novel, potentially best in class antibodies

Candidate	Indication
ABP-102(HER2/CD3)	Breast and gastric cancer
ABP-201(VEGF/ANG2)	Wet AMD and DME
ABP-110(GPC3/CD3)	Liver cancer
ABP-150(Claudin18.2/CD3)	Gastric cancer

Validating Partnerships

- Celltrion, Inc. (KRX: 068270)
  - Fully funding development of ABP-102
  - Up to $1.75B in total payments to Abpro
- AZ, Abpro Bio[1] , NIH

World Class Team

- Industry leaders with wealth of experience from top industry organizations

1 Abpro Bio Co. Ltd (KOSDAQ: 195990), through its subsidiary Abpro Bio International, Inc.,

4 Ian Chan, MBA CEO, Co - founder Brown AB; Harvard MBA Eugene Chan, MD Chairman, Co - founder Harvard AB; Harvard MD Experienced Leadership Team Miles Suk Co - CEO, Board Member Michigan State U, BS Brown ScB, MMSc, MD Chief Medical Officer Robert Markelewicz, MD

5 Robert Langer, PhD Ron Levy, MD Laurie Glimcher, MD George Tsokos, MD David H. Koch Institute Professor, MIT; Founder of Moderna, BIND, Momenta, AIR, others Professor and Chief, Division of Oncology, Stanford School of Medicine Former President and CEO, Dana - Farber Cancer Institute Professor of Medicine, Beth Israel Deaconess Medical Center Shiv Pillai, PhD Professor of Medicine, Harvard Medical School and Massachusetts General Hospital S teven Schnittman, MD, PhD Infectious Disease Specialist; Ex - NIH/Chief HIV Division; Ex - VP BMS 5 Experts on Scientific Advisory Board

6 $10.4 Billion 1 Anti - VEGF/ANG2 ABP - 201 DME/Wet AMD $12.1 Billion 2 Anti - HER2/CD3 ABP - 102 Breast, Gastric Cancer $12.9 Billion 3 Anti - GPC3/CD3 ABP - 110 Liver Cancer $13.11 Billion 4 Anti - CLAUDIN18.2/CD3 ABP - 150 Gastric Cancer INDICATION 1 Prescient and Strategic Intelligence, Wet Age - Related Macular Degeneration Market Overview, March 2019. 2 Research and Markets, Global HER2+ Breast Cancer Market Will Expand to 12.1 Billion in 2030, September 21, 2021. 3 SNS Insider, Liver Cancer Therapeutics Market to Surpass USD 12,910.02 Million by 2030 Driven by Rising Incidence of Liver Cancer a nd Advancements in Early Diagnosis, October 25, 2023. 4 Data Bridge Market Research, Global Gastric Cancer Market - Industry Trends and Forecast to 2029, September 2022. Pipeline with Next Generation Candidates Ophthalmology Immuno - oncology PROGRAM TARGET PRECLINICAL IND - ENABLING Ph1 Ph2 Ph3 TOTAL ADDRESSABLE MARKET

TECHNOLOGY PLATFORM

8 Creates antibody therapies against a broad range of high value targets Key role in SAP program via platform for GSK SAP amyloid program in Phase 2 Validated by global pharma and research institutions Proven in 300+ campaigns during early years of development • Rapid Generation Swift production of a diverse array of antibodies • Broad Range Both validated and novel targets • Flexible Targeting To address traditionally difficult - to - access antigens • Optimal Properties Seeks to ensure generated antibodies possess characteristics conducive to therapeutic development • Tunable Structures Antibody building blocks with affinity and specificity to address disease - specific challenges Preclinical results published in: 8 Diversimmune ® Discovery Platform

9 • Bivalent binding to TAA 1 for potentially increased efficacy Enhancing efficacy and safety: fine - tuning antibody product formats for optimal results Anticipated Advantages of TetraBi Format: • Fc modification for reducing toxicity and increasing antibody half life • Flexible configuration for increased safety and/or maximized efficacy • Symmetrical structure for streamlined manufacturing 1 TAA= Tumor - Associated Antigen MultiMab TM Antibody Engineering Platform and TetraBi Format 9

LEAD PROGRAMS • ABP - 102 • ABP - 201

HER2/CD3 T - Cell Engager ABP - 102 Treatment for HER2+ Breast Cancer & Gastric Cancer

12

ABP-102 Addressing Unmet Needs in HER2+ Cancers

$12.1 billion

Projected global HER2+ market size by 2030[1]

Development Fully Funded

By collaboration partner Celltrion

Potential Benefits

- **Activating T cells to kill tumor cells**
  TetraBi antibody targets HER2 on tumor cells and CD3 on T cells
- **Reduce activity on -low or negative HER2 cells for safety**
  selectively targets HER2-high and intermediate expressing cells
- **May improve clinical efficacy**
  by inducing T cell infiltration into HER2+ tumors, potentially targeting various solid tumors with HER2 overexpression.
- **Enhances binding, selectivity for tumor cells, potency, and therapeutic index**
  with Dual HER2 binding sites

Potential Competitive Advantages

- Current HER2-directed therapies have demonstrated off target toxicity, drug resistance or limited potency, especially in the relapsed and refractory disease population
- ABP-102 was designed to overcome these challenges by potently engaging the immune system without toxic chemicals to directly target and destroy tumors

ABP-102: Strategic Partnership with Celltrion

abpro 13

Global Development & Commercialization Partnership Highlights

CELLTRION

Leading biopharmaceutical company headquartered in Incheon, South Korea; KRX: 068270

Anticipated Development Plan

- Investigational New Drug (IND) enabling studies underway
  - Preliminary cyno tox study completed
- 2H 2025: File IND application and Initiate Phase 1/2 clinical trial in 1H 2026

Indication:

Progressive HER2+ Breast and Gastroesophageal Adenocarcinomas

Design:

First-In-Human, multicenter, open-label, single-agent, Phase 1/2 trial

Fully Funded

- Celltrion funds all development costs, including preclinical and clinical studies

$1.75B

- Abpro to receive payments up to $1.75B, including equity investment, development/commercial milestone payments

50%[1]

- Abpro retains a 50% share of profits worldwide

[1]The proceeds from commercialization are subject to a 50/50 profit split. Amounts that may be paid by third party collaborators, for example upfronts, milestones and/or royalty payments from territorial commercialization partners, are also subject to a 50/50 split. Following commercial approval of ABP-102, we have agreed to reimburse Celltrion 250% of its direct and certain indirect costs and expenses incurred through first commercial sale. Celltrion is entitled to offset amounts otherwise due to us under the agreement until our share of these costs has been paid back; provided that we are entitled to a minimum 25% of profit from commercial sales and from third party collaborators regardless of the amount of unreimbursed development costs outstanding (and then 50% once the reimbursement has been made in full). In addition, we are entitled to up to over $1.75 billion in development and sales milestones. We are responsible for world-wide patent prosecution, with Celltrion reimbursing 50% of our out-of-pocket costs.

14 ABP - 102: Potent killing of HER2 - high but not HER2 - low target cells in vitro HER2 - high HER2 - low Abpro internal data 14 (HER2 - null x CD3) HER2 affinity: HER2 x CD3 parental TetraBi > ABP - 102a > ABP - 102b > ABP - 102c

15 ABP - 102: Aiming to be Best - in - Class 3 1. ABP - 102(10.0) Binding affinity is not optimized (parental clone) 2. ABP - 102(10.5.1) Binding affinity is optimized 3. Source from : Celltrion Presentation in JPM Conference Jan 2025 ; Celltrion named “ABP - 102” as “CT - P72” in its presentation ABP - 102 (10.0) 1 ABP - 102 (10.5.1) 2 ABP - 102 (10.0) ABP - 102 (10.5.1) ABP - 102 (10.0) ABP - 102 (10.5.1) Maintained efficacy in HER2 overexpressing breast cancer cell lines Demonstrated reduced toxicity in HER2 low - expressing breast cancer cell lines Comparable tumor growth inhibition ( %TGI ) Confirmed high tolerable dosage Safety UP

VEGF/ANG - 2 BISPECIFIC ANTIBODY ABP - 201 Treatment for Diabetic Macular Edema (“DME”) & Wet Age - related Macular Degeneration (”AMD”)

17 17 Potential Competitive Advantages: $10.4 billion Global Wet AMD market size projection in 2024 1 • Unlike Eylea and Lucentis, ABP - 201 seeks to inhibit both VEGF and ANG - 2 • Unlike Vabysmo, ABP - 201 has two binding sites for VEGF and ANG - 2, designed to more effectively trap each ligand • ABP - 201 has a longer half - life in the eye than Eylea, which contributes to pharmacological durability 1. Prescient and Strategic Intelligence, Wet Age - Related Macular Degeneration Market Overview, March 2019. 2. Risk - adjusted revenues for ABP - 201; Does not account for costs Source: Health Advances model and analysis ABP - 201: Addressing Unmet Needs in Wet AMD/DME Treatment • We believe that ABP - 201 will require less frequent dosing , providing a significant advantage in the commercial setting. • We anticipate that ABP - 201 will not suffer from drug resistance to the same extent as drugs that target VEGF alone, as increased signaling by ANG - 2 in response to anti - VEGF therapy is one of the primary mechanisms of resistance to VEGF inhibitors.

18 ABP - 201: Anti - VEGF/ANG2 Target Indication: Wet AMD/DME Vabysmo ABP - 201 ABP - 201 vs. Vabysmo Key Characteristics Drive Differentiation Increased potential potency longer therapeutic duration Four high - affinity binding sites Larger molecular weight ABP - 201 abpro 19

ABP-201: In Vivo Preclinical Models Have Positive Results

ABP-201 significantly reduced vascular lesions comparable to Eylea in rat models

Laser-induced neovascularization model in rats[2]


Day 7
Day 14
Lesion Volume (mm³) Mean±SEM
0.020
0.015
0.010
0.005
0.000
Vehicle; n=32
ABP201, low; n=31
ABP201, mid; n=32
ABP201, high; n=32
Eylea; n=32
Vehicle; n=30
ABP201, low; n=32
ABP201, mid; n=31
ABP201, high; n=32
Eylea; n=31

Lesion volume


Day 7
Day 14
Leakage Score Mean±SEM
3
2
1
0
Vehicle; n=33
ABP201, low; n=36
ABP201, mid; n=33
ABP201, high; n=32
Eylea; n=33
Vehicle; n=30
ABP201, low; n=36
ABP201, mid; n=32
ABP201, high; n=32
Eylea; n=32

Leakage score

Mean Intraocular pressure over time[1]


IOP Score (mmHg)
(Mean ± SD)
25
20
15
10
Baseline
Day 1
Day 3
Day 7
Day 10
Day 14
Timepoint
(Post-Dose)
Group 1: Vehicle
Group 2: ABP-201 (200 μg)

Mean total ocular examination scores over time[1]


OE Score
Mean ± SD
20
15
10
5
0
Baseline
Day 1
Day 3
Day 7
Day 14
Timepoint
(Post-Dose)

OE Scores range from 0(no abnormalities) to a maximum of 48

ABP-201 does not induce significant inflammation or intraocular pressure increases in rabbit models

[1] PoweredResearch, Safety, Tolerability, and Pharmacokineti C Study Following Intravitreal (IVT) Delivery of a Novel Compound in Rabbit, April 27, 2021.
[2] Ora, Inc., CNV Study with Intravitreally-injected Abpro Test Article ABP201 in Brown Norway Rats, December 20, 2023.

20 ABP - 201 Exhibits Favorable PK Compared with Vabysmo ABP - 201 PK in Rabbit vs. Faricimab PK in Cyno ABP - 201 0.2mg dose in Rabbit 2 Retina Vitreous Aqueous Serum Unit PK parameter 8.457 183.357 14.374 0.415 µg/ml C max 24 1 48 48 h T max 106 82 108 38 h t 1/2 1777 36922 2529 52 (ug*h)/ml AUC 0 - tlast 1795 37027 2557 55 (ug*h)/ml AUC 0 - inf 158 142 165 89 (h) MRT 1 Regula JT, Lundh von Leithner P, Foxton R, et al. Targeting key angiogenic pathways with a bispecific CrossMAb optimized for neo vascular eye diseases [published correction appears in EMBO Mol Med. 2019 May;11(5). 2 Study contracted at ContractKinetica, LLC Faricimab(RG7716) 0.5 mg dose in Cyno 1 Aqueous Serum Unit PK parameter 99 3.8 µg/ml C max 72 24 h t max 68 89.3 h t 1/2 672 672 h t last 18100 295 (ug*h)/ml AUC 0 - tlast 18200 296 (ug*h)/ml AUC 0 - inf N/A 12.7 % F

21 ABP - 201 Current Status: • Investigation New Drug (IND) enabling studies underway • Co - development via a territorial partnership with Abpro Bio 1 • Abpro retains U.S. and European Union Five commercial rights Anticipated Development Plan • Q1 2026: File IND application and Initiate a Phase 1 trial in patients with Wet AMD • Following the identification of the maximum tolerated dose (MTD) in Phase 1, a larger randomized Phase 2 dose ranging trial to be conducted Development Strategy 1. Abpro Bio Co. Ltd (KOSDAQ: 195990), through its subsidiary Abpro Bio International, Inc., holds territory rights primarily in Asia and Middle East, and is an equity investor of Abpro Corporation. Collaboration Highlights: 21

ADDITIONAL T - CELL ENGAGERS ABP - 150: Anti - Claudin 18.2/ CD3 against Gastric Cancer ABP - 110: Anti - GPC3/CD3 against Liver Cancer

ABP-150: Anti-Claudin18.2/CD3

abpro 23

Target Indication: Gastric Cancer

$13.11 billion

Global gastric cancer market size projection by 2029[1]

Key Characteristics

- T-cell engager designed to fight cancer through co-targeting CD3 & Claudin 18.2
- Specific for Claudin 18.2, avoiding binding closely related isoform Claudin 18.1 expressed in the lung.
- Showed potent killing in in vitro T cell-mediated killing assays in preclinical studies
- Showed potent efficacy in in vivo efficacy models
- Well tolerated in preclinical efficacy models


Tumor cell
Claudin18.2
Claudin 18.2
ABP-150
Immune-mediated cell death
CD3
CD3
T cell receptor complex
CD3
Cytotoxic T cell

[1] Data Bridge Market Research, Global Gastric Cancer Market - Industry Trends and Forecast to 2029, September 2022.

24 ABP - 150: in vivo Efficacy and Safety Profile in Preclinical Models NUGC - 4 tumor cells mixed with human PBMCs and implanted subcutaneously in the same bolus into NSG mice. Potent in vivo efficacy in gastric cancer xenograft mouse model 1 ABP - 150 is well tolerated in a preclinical tox model 1 Representative toxicity data from human CD3 - transgenic mouse model . In this model, ABP - 150 can bind both the transgenic human CD3 on mouse T cells and mouse claudin 18.2 on gastric epithelial cells. Upper left : Body weight measurements over time. No significant decrease in body weight with ABP - 150 administration. Lower left: Amount of food consumed over time . No differences in food consumption between ABP - 150 - treated animals and placebo controls. Upper right : Body temperatures over time. No fever response with ABP - 150 treatment. Lower right : IL - 6 levels in blood over time. ABP - 150 administration does not significantly increase IL - 6, a major cytokine associated with triggering cytokine release syndrome (CRS). 1 Abpro internal data. 0 10 20 30 0 500 1000 1500 2000 2500 Study Day T u m o r v o l u m e ( m m 3 ) 0.05 mg/kg ABP-150 0.005 mg/kg ABP-150 Vehicle control (PBS) IL - 6

ABP-110: Anti-GPC3/CD3

25

Target Indication: Hepatocellular Carcinoma- Liver Cancer

Designed to provide in-vitro T-cell dependent cellular cytotoxicity (TDCC) against liver cancer cells

- Showed high TDCC in both GPC3-expressing HepG2 and Hep3B cell lines in preclinical models
- Elicited stronger TDCC compared to original YP7 x CD3 bispecific in preclinical models

$12.9 billion

Global liver cancer market size projection by 2030[1]

HEP3B tumors + CD8⁺ T cells[2]


YP7 x CD3
3BN9 x CD3
5V2A x CD3
Isotype x CD3
%cytotoxicity
60
40
20
0
-20
0.0001
0.001
0.01
0.1
1
10
100
Concentration (nM)

HEPG2 tumors + CD8⁺ T cells[2]


YP7 x CD3
3BN9 x CD3
5V2A x CD3
Isotype x CD3
%cytotoxicity
100
80
60
40
20
0
-20
0.0001
0.001
0.01
0.1
1
10
100
Concentration (nM)

- YP7 is originally in-licensed from NIH at early stage
- 3BN9 x CD3 and 5V2A x CD3 are Abpro's improved BsAbs

[1] SNS Insider, Liver Cancer Therapeutics Market to Surpass USD 12,910.02 Million by 2030 Driven by Rising Incidence of Liver Cancer and Advancements in Early Diagnosis, October 25, 2023.
[2] Abpro internal data

26 Anticipated Upcoming Milestone 2027 2026 2025 Timeline ABP - 102 ABP - 201 ABP - 150 ABP - 110 GLP Tox Data IND Filing Start Phase 1 GLP Tox Data IND Filing Start Phase 1 Start Phase 1 Start Phase 1 IND Filing IND Filing

Thank you! ABPRO HOLDINGS, INC. 68 Cummings Park, Woburn, MA 01801 https:// abpro.co / IR@abpro.co Mission: Developing antibody therapies to improve the lives of patients facing severe and life - threatening diseases